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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 28, 2005
                               (March 22, 2005)

                                 -------------

                                   ONEIDA LTD.
             (Exact name of registrant as specified in its charter)

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
                  New York                            1-5452                          15-0405700
      (State or other jurisdiction of        (Commission File Number)      (IRS Employer Identification No.)
               incorporation)

163-181 Kenwood Avenue, Oneida, New York                                          13421
 (Address of principal executive offices)                                      (Zip Code)


       Registrant's telephone number, including area code: (315) 361-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

            (b) Effective March 28, 2005, Paul M. Rooney ("Mr. Rooney") resigned his position as Corporate Controller of Oneida Ltd. (the "Company"). Mr. Rooney is leaving the Company to pursue another opportunity. As a result of Mr. Rooney's departure, the Company has begun a search for a new Corporate Controller and expects to fill the position within the next several months. Until a new Controller is hired, Gregg R. Denny, Vice President -Finance, will assume the duties of Acting Corporate Controller.

ITEM 8.01.  OTHER EVENTS

            The information required by this Item is incorporated by reference to a press release dated March 22, 2005, which is attached as an exhibit to this Form.


ITEM 9.01.  FINANCIAL STATEMENTS & EXHIBITS.

            (c.)    Exhibits


                    EXHIBIT 99.1       Press Release dated March 22, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ONEIDA LTD.

                                       By: /s/ ANDREW G. CHURCH
                                           ---------------------------
                                               Andrew G. Church
                                               Senior Vice President &
                                               Chief Financial Officer


Dated: March 28, 2005